UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRW Automotive Holdings Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 15, 2012.

Meeting Information
	Meeting Type:	Annual Meeting
TRW AUTOMOTIVE HOLDINGS CORP.	For holders as of:	March 19, 2012
	Date: May 15, 2012	Time: 4:30 p.m.,	local time
Location: The Peninsula New York Hotel
700 Fifth Avenue
New York, NY 10019 If directions are needed, please call (212) 956-2888
TRW AUTOMOTIVE HOLDINGS CORP.

ATTN: INVESTOR RELATIONS 12001 TECH CENTER DRIVE LIVONIA, MI 48150	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

I. NOTICE AND PROXY STATEMENT        2. ANNUAL REPORT

How to View Online:

Have the Control Number that is printed in the box marked by the arrow  è   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the Control Number that is printed in the box marked by the arrowè   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the Control Number that is printed in the box marked by the arrow  è    available and follow the instructions. You may transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.        Election of four Directors nominated by the Board to serve for a three-year term beginning at the meeting and expiring at the 2015 annual stockholders meeting.

Nominees:

01)	James F. Albaugh
02)	Robert L. Friedman
03)	J. Michael Losh
04)	David S. Taylor

The Board of Directors recommends you vote FOR the following proposals:

2. The ratification of Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of TRW Automotive Holdings Corp. for 2012.

3. Advisory approval of the compensation of the named executive officers as disclosed in the Proxy Statement.

4. The approval of the TRW Automotive Holdings Corp. 2012 Stock Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.